Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR2 Computational Materials: Term Sheet
--------------------------------------------------------------------------------

New Issue Marketing Materials

$748,022,300 (Approximate)

Washington Mutual MSC
Mortgage Pass-Through Certificates, Series 2003-AR2

Washington Mutual Mortgage Securities Corp.
Depositor and Master Servicer

Greenpoint Mortgage Funding, Inc.
Originator

Bear, Stearns & Co. Inc.
Sole and Lead Underwriter

All statistical Information is preliminary and based upon Information as of March 1, 2003.

April 4, 2003

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976        April 4, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained interm sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR2 Computational Materials: Term Sheet
--------------------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Bear, Stearns & Co. Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Bear, Stearns &Co. Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Bear, Stearns & Co. Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Bear, Stearns & Co. Inc. Trading Desk at (212) 272-4976.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976        April 1, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained interm sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR2 Computational Materials: Term Sheet
--------------------------------------------------------------------------------

                             $748,022,300 (approx.)

    Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR2
                Hybrid ARM Mortgage Loans (6-Month LIBOR Indexed)

-------------------------------------------------------------------------------------------------------------------------
                                   Expected    Credit    Certificate
                     Certificate   Ratings     Enhance     Interest       Collateral     Collateral       Certificate
  Class      MLG      Size (1)     S&P/Mdy    %age (2)       Rate            Type           Index            Type
-------------------------------------------------------------------------------------------------------------------------
  I-A-1       I     $100,000,000   AAA/Aaa     10.00%        WAC (3)    3/6-mo Hybrid    6-Mo LIBOR      Group I Senior
-------------------------------------------------------------------------------------------------------------------------
 I-X-A-1      I       Notional(4)  AAA/Aaa     10.00%      Fixed (4)    3/6-mo Hybrid    6-Mo LIBOR      Group I Senior
-------------------------------------------------------------------------------------------------------------------------
  I-A-2       I     $ 38,591,200   AAA/Aaa     10.00%        WAC (5)    3/6-mo Hybrid    6-Mo LIBOR      Group I Senior
-------------------------------------------------------------------------------------------------------------------------
 I-X-A-2      I       Notional(6)  AAA/Aaa     10.00%      Fixed (6)    3/6-mo Hybrid    6-Mo LIBOR      Group I Senior
-------------------------------------------------------------------------------------------------------------------------
  II-A-1      II    $ 75,000,000   AAA/Aaa     10.00%        WAC (7)    5/6-mo Hybrid    6-Mo LIBOR     Group II Senior
-------------------------------------------------------------------------------------------------------------------------
 II-X-A-1     II     Notional (8)  AAA/Aaa     10.00%      Fixed (8)    5/6-mo Hybrid    6-Mo LIBOR     Group II Senior
-------------------------------------------------------------------------------------------------------------------------
  II-A-2      II    $ 25,000,000   AAA/Aaa     10.00%        WAC (9)    5/6-mo Hybrid    6-Mo LIBOR     Group II Senior
-------------------------------------------------------------------------------------------------------------------------
  II-A-3      II    $100,000,000   AAA/Aaa     10.00%       WAC (10)    5/6-mo Hybrid    6-Mo LIBOR     Group II Senior
-------------------------------------------------------------------------------------------------------------------------
 II-X-A-3     II    Notional (11)  AAA/Aaa     10.00%     Fixed (11)    5/6-mo Hybrid    6-Mo LIBOR     Group II Senior
-------------------------------------------------------------------------------------------------------------------------
  II-A-4      II    $130,122,900   AAA/Aaa     10.00%       WAC (12)    5/6-mo Hybrid    6-Mo LIBOR     Group II Senior
-------------------------------------------------------------------------------------------------------------------------
 II-X-A-4     II     Notional(13)  AAA/Aaa     10.00%     Fixed (13)    5/6-mo Hybrid    6-Mo LIBOR     Group II Senior
-------------------------------------------------------------------------------------------------------------------------
 III-A-1     III    $ 14,928,400   AAA/Aaa     10.00%       WAC (14)    7/6-mo Hybrid    6-Mo LIBOR     Group III Senior
-------------------------------------------------------------------------------------------------------------------------
III-X-A-1    III     Notional(15)  AAA/Aaa     10.00%     Fixed (15)    7/6-mo Hybrid    6-Mo LIBOR     Group III Senior
-------------------------------------------------------------------------------------------------------------------------
  IV-A-1    IV(19)  $ 61,541,700   AAA/Aaa     10.00%       WAC (16)    3/6-mo Hybrid    6-Mo LIBOR     Group IV Senior
-------------------------------------------------------------------------------------------------------------------------
  V-A-1     V (19)  $140,375,800   AAA/Aaa     10.00%       WAC (17)    5/6-mo Hybrid    6-Mo LIBOR      Group V Senior
-------------------------------------------------------------------------------------------------------------------------
   M-1       All    $ 29,707,700   AA+/Aaa      6.10%       WAC (18)   Total Portfolio   6-Mo LIBOR   Crossed Mezzanine
-------------------------------------------------------------------------------------------------------------------------
   B-1       All    $ 14,853,900    AA/Aa2      4.15%       WAC (18)   Total Portfolio   6-Mo LIBOR   Crossed Subordinate
-------------------------------------------------------------------------------------------------------------------------
   B-2       All    $ 10,283,300     A/A2       2.80%       WAC (18)   Total Portfolio   6-Mo LIBOR   Crossed Subordinate
-------------------------------------------------------------------------------------------------------------------------
   B-3       All    $  7,617,400   BBB/Baa2     1.80%       WAC (18)   Total Portfolio   6-Mo LIBOR   Crossed Subordinate
-------------------------------------------------------------------------------------------------------------------------

(1)  The Certificates Sizes are approximate and subject to a +/- 10% variance;

(2) The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off Date and rating agency analysis.

(3) For every Distribution Date on or prior to March 2006, the Class I-A-1 Certificates will bear interest at a variable rate (the Certificate Interest Rate) equal to the weighted average of the Pass-Through Rates of the Group I Mortgage Loans minus 1.221%. Thereafter, the Class I-A-1 Certificates will bear interest at the weighted average Pass-Through Rates of the Group I Mortgage Loans. The Certificate Interest Rate with respect to the first Interest Accrual Period is expected to be approximately 3.854%.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976        April 1, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained interm sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR2 Computational Materials: Term Sheet
--------------------------------------------------------------------------------

(4) For every Distribution Date on or prior to March 2006, the Class I-X-A-1 Certificates bear interest at a fixed rate of 1.221% on a notional balance equal to the current principal balance of the Class I-A-1 Certificates. Thereafter, the ClassI-X-A-1 Certificates will not bear any interest.

(5) For Every distribution Date on or prior to March 2006, the Class I-A-2 Certificates will bear interest at a variable rate (the Certificate Interest Rate) equal to the weighted average of the Pass-Through Rates of the Group I Mortgage Loans minus 1.570%. Thereafter, the Class I-A-2 Certificates will bear interest at the weighted average Pass-Through Rates of the Group I Mortgage Loans. The Certificate Interest Rate with respect to the first Interest Accrual Period is expected to be approximately 3.505%.

(6) For every Distribution Date on or prior to March 2006, the Class I-X-A-2 Certificates bear interest at a fixed rate of1.570% on a notional balance equal to the current principal balance of the Class I-A-2 Certificates. Thereafter, the Class I-X-A-2 Certificates will not bear any interest.

(7)  For every Distribution Date on or prior to March 2008, the Class
     II-A-1 Certificates will bear interest at a variable rate (the Certificate Interest Rate) equal to the weighted average of the Pass-Through Rates of the Group II Mortgage Loans minus 0.995%. Thereafter, the Class II-A-1 Certificates will bear interest at the weighted average Pass-Through Rates of the Group II Mortgage Loans. The Certificate Interest Rate with respect to the first Interest Accrual Period is expected to be approximately 4.335%.

(8)  For every Distribution Date on or prior to March 2008, the Class
     II-X-A-1 Certificates bear interest at a fixed rate of 0.995% on a notional balance equal to the current principal balance of the Class II-A-2 Certificates. Thereafter, the Class II-X-A-1 Certificates will not bear any interest.

(9)  The Class II-A-2 Certificates will bear interest at a variable rate
     (the Certificate Interest Rate) equal to the weighted average of the Pass-Through Rates of the Group II Mortgage Loans. The Certificate Interest Rate with respect to the first Interest Accrual Period is expected to be approximately 5.330%

(10) For every Distribution Date on or prior to March 2008, the Class II-A-3 Certificates will bear interest at a variable rate (the Certificate Interest Rate) equal to the weighted average of the Pass-Through Rates of the Group II Mortgage Loans minus 0.930%. Thereafter, the Class II-A-3 Certificates will bear interest at the weighted average Pass-Through Rates of the Group II Mortgage Loans. The Certificate Interest Rate with respect to the first Interest Accrual Period is expected to be approximately 4.400%.

(11) For every Distribution Date on or prior to March 2008, the Class
     II-X-A-3 Certificates bear interest at a fixed rate of 0.930% on a notional balance equal to the current principal balance of the Class II-A-3 Certificates. Thereafter, the Class II-X-A-3 Certificates will not bear any interest.

(12) For every Distribution Date on or prior to March 2008, the Class II-A-4 Certificates will bear interest at a variable rate (the Certificate Interest Rate) equal to the weighted average of the Pass-Through Rates of the Group II Mortgage Loans minus1.201%. Thereafter, the Class II-A-4 Certificates will bear interest at the weighted average Pass-Through Rates of the Group II Mortgage Loans. The Certificate Interest Rate with respect to the first Interest Accrual Period is expected to be approximately 4.129%.

(13) For every Distribution Date on or prior to March 2008, the Class
     II-X-A-4 Certificates bear interest at a fixed rate of 1.201% on a notional balance equal to the current principal balance of the Class II-A-4 Certificates. Thereafter, the Class II-X-A-4 Certificates will not bear any interest.

(14) For every Distribution Date on or prior to March 2010, the Class III-A-1 Certificates will bear interest at a variable rate (the Certificate Interest Rate) equal to the weighted average of the Pass-Through Rates of the Group III Mortgage Loans minus 0.705%.Thereafter, the Class III-A-1 Certificates will bear interest at the weighted average Pass-Through Rates of the Group III Mortgage Loans. The Certificate Interest Rate with respect to the first Interest Accrual Period is expected to be approximately 4.605%.

(15) For every Distribution Date on or prior to March 2010, the Class III-X-A-1 Certificates bear interest at a fixed rate of 0.705% on a notional balance equal to the current principal balance of the Class III-A-1 Certificates. Thereafter, the Class III-X-A-1Certificates will not bear any interest.

(16) The Class IV-A-1 Certificates will bear interest at a variable rate (the Certificate Interest Rate) equal to the weighted average of the Pass-Through Rates of the Group IV Mortgage Loans. The Certificate Interest Rate with respect to the first Interest Accrual Period is expected to be approximately 5.019%.

(17) The Class V-A-1 Certificates will bear interest at a variable rate (the Certificate Interest Rate) equal to the weighted average of the Pass-Through Rates of the Group V Mortgage Loans. The Certificate Interest Rate with respect to the first Interest Accrual Period is expected to be approximately 5.323%.

(18) The Class M-1 and Class B Certificates will bear interest at a variable rate (the Certificate Interest Rate) equal to the weighted average of the Certificate Interest Rates of all Senior Certificates weighted in proportion to the results of subtracting from the aggregate principal balance of each Mortgage Loan Group, the Class Principal Balance of the related Class of Senior Certificates. The Certificate Interest Rate with respect to the first Interest Accrual Period is expected to be approximately 5.249%.

(19) Mortgage Loans Groups IV and V or comprised entirely with mortgage loans with conforming balances.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976        April 1, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR2 Computational Materials: Term Sheet
--------------------------------------------------------------------------------

Depositor/Seller/Master Servicer:   Washington Mutual Mortgage Securities Corp.

Trustee:                            U.S. Bank National Association

Mortgage Loan Originator:           All of the Mortgage Loans were originated or
                                    acquired by GreenPoint Mortgage Funding,
                                    Inc.

Cut-off Date:                       April 1, 2003

Closing Date:                       April 30, 2003

Rating Agencies:                    Standard & Poor's and Moody's Investors
                                    Service

Legal Structure:                    REMIC

Optional Call:                      5% cleanup call

Distribution Date:                  25th of each month or next business day,
                                    commencing May 26, 2003

Remittance Type:                    Scheduled/Scheduled

Form of Registration:               The investment grade Certificates will
                                    be issued in book-entry form through DTC

ERISA:                              All of the Offered Certificates are
                                    expected to be ERISA eligible. Prospective investors should review with the legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA:                              The Senior, Senior Mezzanine and Class
                                    B-1 Certificates are expected to constitute
                                    "mortgage related securities" for purposes of SMMEA.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976        April 1, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR2 Computational Materials: Term Sheet
--------------------------------------------------------------------------------

Advancing Obligation:               The Master Servicer is obligated to advance
                                    delinquent mortgagor payments through the
                                    date of liquidation of an REO property to
                                    the extent they are deemed recoverable.

Compensating Interest:              On each Distribution Date, the Master
                                    Servicer is obligated to remit an amount
                                    equal to the lesser of(1) any shortfall for
                                    the previous month's interest
                                    collections resulting from Payoffs made from
                                    the 15th day of the calendar month
                                    preceding the Distribution Date to the last
                                    day of the month and (2) the
                                    applicable monthly master servicing fee and
                                    any reinvestment income realized by
                                    the Master Servicer relating to Payoffs made
                                    during the Prepayment Period and interest
                                    payments on Payoffs received during the
                                    period of the first day through the 14th day
                                    of the month of the Distribution Date.

Other Certificates:                 The following Classes of "Other
                                    Certificates" will be issued in the
                                    indicated approximate original principal
                                    amounts, which will provide credit support
                                    to the related Offered Certificates, but are
                                    not offered hereby.

                                    Certificate   Orig. Balance          PT Rate
                                    -----------   -------------   --------------------
                                     Class B-4      $7,998,100    WAC (see footnote 18)
                                     Class B-5      $2,666,100    WAC (see footnote 18)
                                     Class B-6      $3,047,222    WAC (see footnote 18)

Collateral Description:             As of March 1, 2003, the aggregate principal
                                    balance of the Mortgage Loans described
                                    herein is approximately $761 million. The
                                    Mortgage Loans are conventional, adjustable
                                    rate Six-Month LIBOR indexed Mortgage Loans
                                    with initial rate adjustments occurring
                                    either three, five or seven years after the
                                    date of origination ("Hybrid ARMs"). The
                                    Mortgage Loans are secured by first liens on
                                    one- to four- family residential properties.
                                    All of the Mortgage Loans in the Mortgage
                                    Loans Groups IV and V have conforming
                                    balances.

                                    Approximately 76% of the mortgage pool (by principal balance) allow for payments of interest only for a term equal to the initial fixed period of the Mortgage Loan.
                                    After such interest only period, the
                                    principal balance of such Mortgage Loan
                                    will fully amortize over its remaining term.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976        April 1, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR2 Computational Materials: Term sheet
--------------------------------------------------------------------------------

                                    Approximately 13% of the Mortgage Loans
                                    incur a penalty for any prepayments during the first 60 months after origination in excess of 20% of the initial principal balance of the Mortgage Loan. All penalties collected will be retained by the Servicer as additional servicing compensation.

                                    Below are the approximate assumed general characteristics of the Mortgage Loans as of March 1, 2003:

----------------------------------------------------------------------------------------------
                       % of    Gross    Net     WAM     Gross     Net    Rate    Max     Roll
 MLG      Loan Type    Pool     WAC     WAC    (mos)   Margin   Margin   Caps    Rate    (mos)
----------------------------------------------------------------------------------------------
 I      3/6-mo LIBOR   20.22%  5.475%  5.075%   358    2.288%   1.888%    5/1   11.475%    35
----------------------------------------------------------------------------------------------
 II     5/6-mo LIBOR   48.15%  5.730%  5.330%   358    2.304%   1.904%    5/1   10.730%    59
----------------------------------------------------------------------------------------------
III     7/6-mo LIBOR    2.18%  5.710%  5.310%   358    2.750%   2.350%    5/1   10.710%    83
----------------------------------------------------------------------------------------------
IV*     3/6-mo LIBOR    8.98%  5.419%  5.019%   358    2.265%   1.865%    5/1   11.419%    35
----------------------------------------------------------------------------------------------
 V*     5/6-mo LIBOR   20.48%  5.723%  5.323%   358    2.297%   1.897%    5/1   10.723%    59
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Total                  100.0%  5.649%  5.249%   358    2.305%   1.905%          10.941%    52
----------------------------------------------------------------------------------------------

     *MLG IV and MLG V are comprised of conforming balance loans.

                                    See the attached collateral descriptions for more information. NOTE: the information related to the Mortgage Loans described herein reflects information as of the March
                                    1, 2003. It is expected that on or prior to the Closing Date, scheduled and unscheduled principal payments will reduce the principal balance of the Mortgage Loans as of the Cut-off Date and may cause a decrease in the aggregate principal balance of the Mortgage Loans, as reflected herein, of up to 10%. As a result, other mortgage loans may be added to the mortgage pool to replace the principal loss through scheduled and unscheduled principal payments. Consequently, the initial principal balance of any of the Offered Certificates on the Closing Date is subject to an increase or decrease of up to 10% from amounts shown on the front cover hereof.

Underwriting Standards:             The Mortgage Loans were underwritten to the
                                    guidelines of the Originator which have
                                    been approved by the Depositor.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976        April 1, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering maybe made only through the delivery of the Prospectus and Prospectus Supplement.

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR2 Computational Materials: Term sheet
--------------------------------------------------------------------------------

Credit Enhancement:                 Credit Enhancement for the Certificates will
                                    be provided by a senior/subordinate
                                    shifting interest structure. The Class B
                                    Certificates are cross-collateralized and
                                    provide credit enhancement for the Class
                                    I-A, Class II-A, Class III-A, Class IV-A,
                                    Class V-A and Class M-1Certificates. In
                                    addition, the Class M-1 Certificates
                                    provide additional credit enhancement for
                                    the Class I-A, Class II-A, Class III-A,
                                    Class IV-A and Class V-A Certificates.

Cash-Flow Description:              Distributions on the Certificates will be
                                    made on the 25th day of each month (or next
                                    business day). The payments to
                                    the Certificates, to the extent of available
                                    funds, will be made according to the
                                    following priority:

                                    Available Funds:

                                    1.  Payment of interest to the holders of
                                        the Class I-A-1, Class I-X-A-1,
                                        ClassI-A-2, Class I-X-A-2, Class
                                        II-A-1, Class II-X-A-1, Class II-A-2,
                                        ClassII-A-3, Class II-X-A-3, Class
                                        II-A-4, Class II-X-A-4, Class III-A-1,
                                        ClassIII-X-A-1, Class IV-A-1 and Class
                                        V-A-1 Certificates at a rate equal to
                                        their respective Certificate Interest
                                        Rates (as described on the cover page
                                        hereof);

                                    2.  Payment of principal to the holders of
                                        the Class I-A-1, Class I-A-2, Class
                                        II-A-1, Class II-A-2,Class II-A-3,
                                        Class II-A-4, Class III-A-1, Class
                                        IV-A-1 and Class V-A-1 Certificates in
                                        an amount equal to their respective
                                        Group's Senior Principal
                                        Distribution Amount; and

                                    3.  Payment of interest and principal
                                        sequentially to the Mezzanine and then
                                        to the Subordinate Certificates in order of their numerical class designations, beginning with the Class M-1 and then
                                        Class B-1, so that each Mezzanine and
                                        Subordinate Class shall receive (a)
                                        interest at the weighted average of
                                        the Certificate Interest Rates of all
                                        Senior Certificates (weighted as
                                        described in Note 18 to the table on
                                        Page 2), and (b) principal in an amount
                                        equal to such class' pro rata share of
                                        the Subordinate Principal Distribution
                                        Amount.

                                    The Senior Principal Distribution Amount will generally be comprised of the Senior
                                    Certificates' pro rata share of scheduled principal payments due with respect to such Distribution Date

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976        April 1, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering maybe made only through the delivery of the Prospectus and Prospectus Supplement.

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR2 Computational Materials: Term sheet
--------------------------------------------------------------------------------

                                    and the Senior Certificates' share of
                                    unscheduled principal for such Distribution
                                    Date as described below in "Shifting
                                    Interest."

                                    The Subordinate Principal Distribution
                                    Amount for each Distribution Date will
                                    generally be comprised of the pro rata share for the Mezzanine and Subordinate classes of scheduled principal due with respect to such Distribution Date and the portion of unscheduled principal for such Distribution
                                    Date not allocated to the Senior
                                    Certificates.

Shifting Interest:                  The Senior Certificates will be entitled to
                                    receive 100% of the prepayments on the
                                    Mortgage Loans up to and including April
                                    2010. The Senior Prepayment Percentage can
                                    be reduced to the Senior Percentage plus
                                    70%, 60%, 40%, 20% and 0% of the Subordinate
                                    Percentage (which includes the Mezzanine
                                    Percentage) over the next five years
                                    provided that (i) the principal balance of
                                    the Mortgage Loans 60 days or more
                                    delinquent, averaged over the last 6
                                    months, as a percentage of the then current
                                    principal balance of the Mezzanine and
                                    Subordinate Certificates does not exceed
                                    50% and (ii) cumulative realized losses for
                                    the Mortgage Loans allocated to
                                    the Mezzanine and Subordinate Certificates
                                    do not exceed 30%, 35%, 40%, 45% or 50% of
                                    the aggregate principal balance of the
                                    Mezzanine and Subordinate Certificates as
                                    of the Closing Date, for each test date.

                                    Notwithstanding the foregoing, if after 3 years the current Subordinate Percentage is equal to two times the initial Subordinate
                                    Percentage and (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the then current principal balance of the Mezzanine and Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses for the Mortgage Loans do not exceed a) on or prior to April 2006, 20% of the aggregate principal balance of the Mezzanine and Subordinate Certificates as of the Closing Date or b) after April 2006, 30% of the aggregate principal balance of the Mezzanine and Subordinate Certificates as of the Closing Date, then prepayments will be allocated on a pro rata basis.

                                    If doubling occurs prior to the third
                                    anniversary and the above delinquency and loss tests are met, then 50% of the subordinate

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976        April 1, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering maybe made only through the delivery of the Prospectus and Prospectus Supplement.

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR2 Computational Materials: Term sheet
--------------------------------------------------------------------------------

                                    prepayment percentage can be allocated to the subordinate classes.

Allocation of Losses:               Realized Losses on the Mortgage Loans will
                                    be allocated to the most junior class of
                                    Certificates outstanding beginning with
                                    the Class B-6 Certificates, until the
                                    Certificate Principal Balance of
                                    each Subordinate Class has been reduced to
                                    zero. After the Class B Certificates have
                                    been reduced to zero, Realized Losses on
                                    the Mortgage Loans will be allocated to the
                                    Class M-1 Certificates. Thereafter, Realized
                                    Losses on the Group I Mortgage Loans will be
                                    allocated to the Class I-A Certificates,
                                    Realized Losses on the Group II Mortgage
                                    Loans will be allocated to the Class II-A
                                    Certificates, Realized Losses on the Group
                                    III Mortgage Loans will be allocated to the
                                    Class III-A Certificates, Realized Losses
                                    on the Group IV Mortgage Loans will be
                                    allocated to the Class IV-A Certificates
                                    and Realized Losses on the Group V Mortgage
                                    Loans will be allocated to the Class V-A
                                    Certificates.

                                    Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates on a pro-rata basis.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976        April 1, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering maybe made only through the delivery of the Prospectus and Prospectus Supplement.

                         STATEMENT REGARDING ASSUMPTIONS
            AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by the issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results, which may differ substantially from those, reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (pay down factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models or performance analysis, which are likely to produce different results, and any other further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or liquidity, (b) do not constitute a bid by any person for any security, (c ) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.          WAMMS 2003 AR2                  March 19, 2003
bferguso                                                             02:50PM EST

                                                                     Page 1 of 5
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                        WAMMS 2003-AR02
-----------------------------------------------------------------------------------------------------------------------------
GROUP           Count      Balance       Percent    GWAC    NWAC   Min GWAC   Max GWAC   Avg Balance   Gr. Margin   Init Rate
-----------------------------------------------------------------------------------------------------------------------------
1: 3/6LIBOR N     304   153,990,324.00     20.22   5.475   5.075    4.500      7.375      506,547.12     2.288        5.000
-----------------------------------------------------------------------------------------------------------------------------
2: 5/6LIBOR N     734   366,803,300.45     48.15   5.730   5.330    4.750      7.125      499,732.02     2.304        4.996
-----------------------------------------------------------------------------------------------------------------------------
3: 7/6LIBOR        47    16,587,190.00      2.18   5.710   5.310    5.125      6.125      352,918.94     2.750        5.000
-----------------------------------------------------------------------------------------------------------------------------
4: 3/6LIBOR C     322    68,379,776.00      8.98   5.419   5.019    4.500      7.000      212,359.55     2.265        5.000
-----------------------------------------------------------------------------------------------------------------------------
5: 5/6LIBOR C     729   155,973,132.00     20.48   5.723   5.323    4.750      7.500      213,954.91     2.297        5.000
-----------------------------------------------------------------------------------------------------------------------------
TOTAL           2,136   761,733,722.45    100.00   5.649   5.249    4.500      7.500      356,616.91     2.305        4.998
-----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
GROUP           Periodic Rate   Min Rate   Max Rate   Orig Term   Age   Rem Term    LTV     FICO    Mo. Roll
------------------------------------------------------------------------------------------------------------
1: 3/6LIBOR N       1.000        2.288      11.475       360       1      359      74.99   707.38    34.78
------------------------------------------------------------------------------------------------------------
2: 5/6LIBOR N       1.000        2.304      10.730       360       1      359      74.86   711.67    58.81
------------------------------------------------------------------------------------------------------------
3: 7/6LIBOR         1.000        2.750      10.710       360       1      359      66.12   736.98    83.21
------------------------------------------------------------------------------------------------------------
4: 3/6LIBOR C       1.000        2.265      11.419       360       1      359      77.16   711.53    34.96
------------------------------------------------------------------------------------------------------------
5: 5/6LIBOR C       1.000        2.297      10.723       360       1      359      75.86   712.64    58.94
------------------------------------------------------------------------------------------------------------
TOTAL               1.000        2.305      10.941       360       1      359      75.11   711.54    52.37
------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 Current Balance
--------------------------------------------------------------------------------
  CURRENT BALANCE            Group1   Group2   Group3   Group4   Group5    Total
--------------------------------------------------------------------------------
     - 100,000                 0.40     0.52     1.64     0.42     0.66     0.55
--------------------------------------------------------------------------------
100,001 - 150,000              2.86     2.47     3.49     3.57     3.62     3.05
--------------------------------------------------------------------------------
150,001 - 200,000              3.73     3.13     4.35     8.88     6.73     5.13
--------------------------------------------------------------------------------
200,001 - 250,000              4.01     5.11     5.48    10.00    11.74     7.60
--------------------------------------------------------------------------------
250,001 - 300,000              5.50     6.50     6.77    13.10    14.34     9.60
--------------------------------------------------------------------------------
300,001 - 350,000              6.93     8.19     5.90    13.83    12.80    10.08
--------------------------------------------------------------------------------
350,001 - 400,000             11.84    11.81    13.75    10.13    11.12    11.42
--------------------------------------------------------------------------------
400,001 - 450,000              9.67     9.49    10.11     7.09     9.02     9.06
--------------------------------------------------------------------------------
450,001 - 500,000              8.88    12.77     2.80    10.77     6.49     9.75
--------------------------------------------------------------------------------
500,001 - 550,000              7.70     7.86     0.00     2.56     3.90     5.75
--------------------------------------------------------------------------------
550,001 - 600,000              4.62     6.36    24.34     5.06     4.25     5.66
--------------------------------------------------------------------------------
600,001 - 650,000              9.82     6.62     7.24     4.39     5.49     6.51
--------------------------------------------------------------------------------
650,001 - 700,000              3.89     3.07     4.11     1.35     0.61     2.25
--------------------------------------------------------------------------------
700,001 - 750,000              4.76     3.52     4.21     0.74     1.89     2.87
--------------------------------------------------------------------------------
750,001 - 800,000              0.00     1.89     0.00     1.53     1.03     1.23
--------------------------------------------------------------------------------
800,001 - 850,000              1.31     1.15     0.00     2.48     0.37     1.09
--------------------------------------------------------------------------------
850,001 - 900,000              2.13     3.03     0.00     1.69     0.77     1.95
--------------------------------------------------------------------------------
900,001 - 950,000              2.28     0.00     0.00     0.00     1.22     0.74
--------------------------------------------------------------------------------
950,001 - 1,000,000            6.44     4.13     5.81     0.98     3.00     3.78
--------------------------------------------------------------------------------
1,000,001 +                    3.22     2.39     0.00     1.42     0.98     1.91
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Loan to Value
--------------------------------------------------------------------------------
LOAN TO VALUE                Group1   Group2   Group3   Group4   Group5    Total
--------------------------------------------------------------------------------
0.01  - 30.00                  0.00     0.13     2.27     0.20     0.27     0.21
--------------------------------------------------------------------------------
30.01 - 40.00                  0.45     1.34     1.79     0.00     1.25     1.00
--------------------------------------------------------------------------------
40.01 - 50.00                  1.41     1.83     0.67     2.46     1.32     1.67
--------------------------------------------------------------------------------
50.01 - 60.00                  3.15     4.88     5.43     5.44     4.26     4.50
--------------------------------------------------------------------------------
60.01 - 65.00                  6.72     4.78     0.00     3.95     3.36     4.45
--------------------------------------------------------------------------------
65.01 - 70.00                  8.81     7.73     8.61     4.83     7.90     7.58
--------------------------------------------------------------------------------
70.01 - 75.00                 11.73    12.33    19.63    13.69    10.82    12.12
--------------------------------------------------------------------------------
75.01 - 80.00                 67.73    66.59    61.59    68.36    70.53    68.11
--------------------------------------------------------------------------------
80.01 - 85.00                  0.00     0.13     0.00     0.44     0.00     0.11
--------------------------------------------------------------------------------
85.01 - 90.00                  0.00     0.05     0.00     0.63     0.29     0.19
--------------------------------------------------------------------------------
90.01 - 95.00                  0.00     0.20     0.00     0.00     0.00     0.07
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.          WAMMS 2003 AR2                  March 19, 2003
bferguso                                                             02:50PM EST

                                                                     Page 2 of 5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   Gross Rate
--------------------------------------------------------------------------------
CURRENT GROSS COUPON           1        2        3        4        5       Total
--------------------------------------------------------------------------------
- 4.999                        2.69     1.61     3.34     2.63     3.16     2.43
--------------------------------------------------------------------------------
5.000 - 5.249                  5.84     3.94     3.63     5.39     6.79     5.30
--------------------------------------------------------------------------------
5.250 - 5.499                 18.86    13.31    13.60    24.98    15.66    16.51
--------------------------------------------------------------------------------
5.500 - 5.749                 36.63    29.23    24.41    30.10    26.76    29.68
--------------------------------------------------------------------------------
5.750 - 5.999                 26.56    33.16    43.77    27.30    31.95    31.16
--------------------------------------------------------------------------------
6.000 - 6.249                  5.47    12.54    10.19     5.91    10.25     9.76
--------------------------------------------------------------------------------
6.250 - 6.499                  1.45     4.80     0.00     2.05     2.50     3.08
--------------------------------------------------------------------------------
6.500 - 6.749                  0.31     0.90     0.00     1.11     2.10     1.17
--------------------------------------------------------------------------------
6.750 - 6.999                  1.98     0.19     0.00     0.00     0.65     0.59
--------------------------------------------------------------------------------
7.000 - 7.249                  0.22     0.18     1.07     0.54     0.10     0.23
--------------------------------------------------------------------------------
7.250 - 7.499                  0.00     0.15     0.00     0.00     0.04     0.07
--------------------------------------------------------------------------------
7.500 - 7.749                  0.00     0.00     0.00     0.00     0.04     0.01
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Credit Score
--------------------------------------------------------------------------------
FICO SCORE                     1        2        3        4        5       Total
--------------------------------------------------------------------------------
621 - 640                      1.08     0.99     1.39     1.17     1.05     1.05
--------------------------------------------------------------------------------
641 - 660                      6.63     5.49     2.44     4.71     3.40     4.87
--------------------------------------------------------------------------------
661 - 680                     12.05    18.74    14.52    19.95    20.47    18.25
--------------------------------------------------------------------------------
681 - 700                     21.27    23.66    20.91    20.03    23.89    22.79
--------------------------------------------------------------------------------
701 - 720                     17.51    14.02    11.19    18.47    13.44    14.94
--------------------------------------------------------------------------------
721 - 740                     13.30    13.08    19.06    13.53    11.61    12.86
--------------------------------------------------------------------------------
741 - 760                     13.48    11.38    13.74     8.58    10.63    11.17
--------------------------------------------------------------------------------
761 - 780                     10.33     8.53    11.68     8.52     9.15     9.10
--------------------------------------------------------------------------------
781 - 800                      3.54     3.28     5.07     4.47     4.81     3.98
--------------------------------------------------------------------------------
801 +                          0.81     0.82     0.00     0.58     1.54     0.99
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Original Term
--------------------------------------------------------------------------------
STATED ORIGINAL TERM           1        2        3        4        5       Total
--------------------------------------------------------------------------------
360 - 360                    100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Gross Margin
--------------------------------------------------------------------------------
GROSS COUPON MARGIN            1        2        3        4        5       Total
--------------------------------------------------------------------------------
2.250 - 2.499                 92.61    88.89    63.18    92.88    87.74    89.12
--------------------------------------------------------------------------------
2.500 - 2.749                  0.00     0.00     0.00     0.40     0.00     0.05
--------------------------------------------------------------------------------
2.750 - 2.999                  7.39    10.69    36.82     6.15    12.26    10.60
--------------------------------------------------------------------------------
3.000 - 3.249                  0.00     0.17     0.00     0.00     0.00     0.06
--------------------------------------------------------------------------------
3.250 - 3.499                  0.00     0.25     0.00     0.57     0.00     0.17
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Maximum Rate
--------------------------------------------------------------------------------
ARM MAX RATE                          1      2       3       4       5     Total
--------------------------------------------------------------------------------
9.500 - 9.999                        0.00   0.28    0.00    1.07    0.18    0.30
--------------------------------------------------------------------------------
10.000 - 10.499                     12.09   7.64   12.92   16.11   12.35   11.06
--------------------------------------------------------------------------------

This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.          WAMMS 2003 AR2                  March 19, 2003
bferguso                                                             02:50PM EST

                                                                     Page 3 of 5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Maximum Rate
--------------------------------------------------------------------------------
 ARM MAX RATE                  1        2        3        4        5       Total
--------------------------------------------------------------------------------
10.500 - 10.999               45.01    49.11    64.76    43.18    49.37    48.07
--------------------------------------------------------------------------------
11.000 - 11.499               18.79    25.45    14.50    22.21    21.89    22.61
--------------------------------------------------------------------------------
11.500 - 11.999               22.39    15.56     6.76    16.89    14.40    16.29
--------------------------------------------------------------------------------
12.000 - 12.499                0.95     1.75     1.07     0.54     1.02     1.22
--------------------------------------------------------------------------------
12.500 - 12.999                0.77     0.07     0.00     0.00     0.71     0.37
--------------------------------------------------------------------------------
13.000 - 13.499                0.00     0.15     0.00     0.00     0.08     0.08
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      State
--------------------------------------------------------------------------------
STATE                          1        2        3        4        5       Total
--------------------------------------------------------------------------------
AZ                             2.14     2.61     4.45     3.11     5.58     3.54
--------------------------------------------------------------------------------
CA                            70.39    76.84    74.37    55.95    61.17    68.21
--------------------------------------------------------------------------------
CO                             4.78     3.87     0.52     8.45     5.82     5.14
--------------------------------------------------------------------------------
CT                             1.24     1.50     4.11     0.48     0.81     1.17
--------------------------------------------------------------------------------
DC                             0.00     0.00     0.00     0.20     0.00     0.03
--------------------------------------------------------------------------------
FL                             3.25     1.88     1.87     2.45     2.57     2.38
--------------------------------------------------------------------------------
GA                             0.00     0.99     0.00     0.33     0.45     0.56
--------------------------------------------------------------------------------
ID                             0.00     0.00     0.00     0.14     0.11     0.05
--------------------------------------------------------------------------------
IL                             1.81     0.44     0.00     1.46     0.82     0.90
--------------------------------------------------------------------------------
KS                             0.00     0.16     0.00     0.00     0.00     0.06
--------------------------------------------------------------------------------
LA                             0.00     0.00     0.00     0.15     0.00     0.02
--------------------------------------------------------------------------------
MA                             1.51     0.62     0.00     1.76     1.08     1.04
--------------------------------------------------------------------------------
MD                             0.00     0.36     0.00     0.51     0.92     0.48
--------------------------------------------------------------------------------
ME                             0.32     0.00     0.00     0.28     0.19     0.15
--------------------------------------------------------------------------------
MI                             0.00     0.30     3.59     0.91     0.29     0.40
--------------------------------------------------------------------------------
MN                             0.00     0.00     0.00     0.00     0.42     0.13
--------------------------------------------------------------------------------
MO                             0.00     0.05     0.00     0.00     0.00     0.02
--------------------------------------------------------------------------------
MT                             0.51     0.05     0.00     0.39     0.05     0.17
--------------------------------------------------------------------------------
NC                             1.25     1.08     1.78     3.44     1.39     1.53
--------------------------------------------------------------------------------
NH                             0.00     0.12     0.00     0.20     0.00     0.07
--------------------------------------------------------------------------------
NJ                             0.14     0.76     1.79     1.98     1.09     0.95
--------------------------------------------------------------------------------
NM                             0.15     0.12     0.00     0.35     0.00     0.12
--------------------------------------------------------------------------------
NV                             0.37     0.70     1.51     0.00     1.23     0.73
--------------------------------------------------------------------------------
NY                             2.65     1.16     0.00     1.10     1.27     1.40
--------------------------------------------------------------------------------
OH                             0.00     0.04     0.00     0.31     0.28     0.14
--------------------------------------------------------------------------------
OK                             0.00     0.28     0.00     0.00     0.00     0.11
--------------------------------------------------------------------------------
OR                             1.46     1.11     2.41     2.06     2.37     1.71
--------------------------------------------------------------------------------
PA                             0.38     0.20     0.00     0.42     0.44     0.33
--------------------------------------------------------------------------------
RI                             0.00     0.00     0.00     0.00     0.20     0.06
--------------------------------------------------------------------------------
SC                             0.27     0.09     0.00     1.06     0.60     0.40
--------------------------------------------------------------------------------
TN                             0.00     0.00     0.00     0.53     0.00     0.07
--------------------------------------------------------------------------------
TX                             1.29     0.57     0.00     2.25     0.46     0.87
--------------------------------------------------------------------------------
UT                             0.78     1.26     0.68     1.02     1.51     1.21
--------------------------------------------------------------------------------
VA                             0.13     0.35     1.10     1.03     1.38     0.73
--------------------------------------------------------------------------------
WA                             5.05     2.49     1.82     7.65     7.47     5.09
--------------------------------------------------------------------------------
WV                             0.11     0.00     0.00     0.00     0.00     0.02
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.          WAMMS 2003 AR2                  March 19, 2003
bferguso                                                          02:50PM EST

                                                                     Page 4 of 5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Net Rate
--------------------------------------------------------------------------------
CURRENT NET COUPON              1        2        3        4        5      Total
--------------------------------------------------------------------------------
    - 4.999                   27.39    18.86    20.57    33.00    25.61    24.23
--------------------------------------------------------------------------------
5.000 - 5.249                 36.63    29.23    24.41    30.10    26.76    29.68
--------------------------------------------------------------------------------
5.250 - 5.499                 26.56    33.16    43.77    27.30    31.95    31.16
--------------------------------------------------------------------------------
5.500 - 5.749                  5.47    12.54    10.19     5.91    10.25     9.76
--------------------------------------------------------------------------------
5.750 - 5.999                  1.45     4.80     0.00     2.05     2.50     3.08
--------------------------------------------------------------------------------
6.000 - 6.249                  0.31     0.90     0.00     1.11     2.10     1.17
--------------------------------------------------------------------------------
6.250 - 6.499                  1.98     0.19     0.00     0.00     0.65     0.59
--------------------------------------------------------------------------------
6.500 - 6.749                  0.22     0.18     1.07     0.54     0.10     0.23
--------------------------------------------------------------------------------
6.750 - 6.999                  0.00     0.15     0.00     0.00     0.04     0.07
--------------------------------------------------------------------------------
7.000 - 7.249                  0.00     0.00     0.00     0.00     0.04     0.01
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Remaining Term
--------------------------------------------------------------------------------
REMAINING TERM                  1        2        3        4        5      Total
--------------------------------------------------------------------------------
241 - 359                     66.26    67.18    78.68    65.59    61.25    65.26
--------------------------------------------------------------------------------
360 - 360                     22.05    23.51    14.16    27.09    28.05    24.94
--------------------------------------------------------------------------------
361 +                         11.70     9.31     7.16     7.33    10.70     9.80
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Purpose
--------------------------------------------------------------------------------
LOAN PURP                      1        2        3        4        5       Total
--------------------------------------------------------------------------------
Cash Out Refinance            27.37    32.03    23.37    29.56    29.41    29.95
--------------------------------------------------------------------------------
Consolidation                  0.00     0.00     0.00     0.00     0.19     0.06
--------------------------------------------------------------------------------
Purchase                      37.54    37.24    54.82    33.36    38.06    37.40
--------------------------------------------------------------------------------
Rate/Term Refinance           35.09    30.72    21.80    37.09    32.34    32.59
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Occupancy
--------------------------------------------------------------------------------
OCCTYPE                         1        2        3        4        5      Total
--------------------------------------------------------------------------------
Non-Owner Occupied             1.17     1.88     1.77     1.95     1.61     1.69
--------------------------------------------------------------------------------
Owner Occupied                97.86    97.40    98.23    96.75    97.55    97.45
--------------------------------------------------------------------------------
Second Home                    0.97     0.72     0.00     1.31     0.84     0.86
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Property Type
--------------------------------------------------------------------------------
PROPTYPE                        1        2        3        4        5      Total
--------------------------------------------------------------------------------
2-4 Family                     5.55     6.09    20.28     7.43     9.20     7.44
--------------------------------------------------------------------------------
Condo                          7.39     8.51     4.58     9.57     9.04     8.57
--------------------------------------------------------------------------------
Manufactured                   0.00     0.05     0.00     0.70     0.56     0.28
--------------------------------------------------------------------------------
PUD                           28.23    21.77    17.27    27.79    26.96    25.09
--------------------------------------------------------------------------------
Single                        58.84    63.57    57.87    54.51    54.24    58.63
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Months to Roll
--------------------------------------------------------------------------------
MO ROLL                                    1    2       3     4       5    Total
--------------------------------------------------------------------------------
19 -24                                  0.77   0.16   0.00   0.00   0.57   0.36
--------------------------------------------------------------------------------

This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.          WAMMS 2003 AR2                  March 19, 2003
bferguso                                                             02:50PM EST

                                                                     Page 5 of 5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Months to Roll
--------------------------------------------------------------------------------
MO ROLL                         1        2        3       4         5      Total
--------------------------------------------------------------------------------
25 - 30                        0.00     0.53     0.00     0.00     0.42     0.33
--------------------------------------------------------------------------------
31 - 36                       31.90    22.93    13.56    29.72    23.57    25.28
--------------------------------------------------------------------------------
37 - 42                        5.00     3.65     0.85     1.89     2.72     3.29
--------------------------------------------------------------------------------
43 - 48                        1.43     0.67     1.07     0.85     0.84     0.87
--------------------------------------------------------------------------------
49 - 54                        0.10     0.35     0.00     0.74     0.54     0.41
--------------------------------------------------------------------------------
55 - 60                       53.21    63.77    64.54    60.91    61.18    60.92
--------------------------------------------------------------------------------
61 - 66                        6.69     5.30     6.31     5.44     7.97     6.37
--------------------------------------------------------------------------------
79 - 84                        0.90     2.29    13.68     0.45     1.99     1.98
--------------------------------------------------------------------------------
85 - 90                        0.00     0.36     0.00     0.00     0.21     0.20
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Documentation
--------------------------------------------------------------------------------
DOCTYPE                 Group 1   Group 2   Group 3   Group 4   Group 5   Total
--------------------------------------------------------------------------------
Full                     24.85     27.61     22.14     27.81     23.40     25.81
--------------------------------------------------------------------------------
Limited                  75.15     72.39     77.86     72.19     76.60     74.19
--------------------------------------------------------------------------------
TOTAL                   100.00    100.00    100.00    100.00    100.00    100.00
--------------------------------------------------------------------------------

This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.